PROPERTY, PLANT AND EQUIPMENT - By type (Details) - USD ($) $ in Thousands	Dec. 31, 2023	Dec. 31, 2022
PROPERTY, PLANT AND EQUIPMENT
Leasehold improvements	$ 7,190	$ 7,161
Machinery and equipment	5,997	619
Office equipment and furniture	682	622
Construction in progress	23	5,728
Property, plant and equipment, gross	13,892	14,130
Accumulated depreciation	(4,651)	(2,299)
Property, plant and equipment, net	$ 9,241	$ 11,831